EXHIBIT 2.2

ASSIGNMENT OF OPERATING RIGHTS

This Assignment entered into by and between GLADSTONE ENERGY, INC., a Delaware corporation, with offices at 3500 Oak Lawn, Suite 590, LB 49, Dallas, Texas 75219, hereinafter referred to as "Assignor", and EXCO RESOURCES, INC., a Texas corporation, with offices at 5735 Pineland, Suite 235, Dallas, TX 75231, hereinafter referred to as "Assignee".

W I T N E S S E T H:

Assignor, for $10.00 cash and other valuable consideration, the receipt of which is acknowledged, does hereby assign, transfer and convey unto Assignee, its successors and assigns, the following: (i) all of Assignor's undivided 37.5% interest in the operating rights in the Mesaverde Formation in and under the leases and lands specifically described under A below, (ii) all of Assignor's undivided 37.5% interest in the operating rights in the Chacra Formation in and under the leases and lands specifically described in B below, and (iii) all of Assignor's undivided 37.5% interest in and to each of the related properties, rights and interests described in C below:

A. MESAVERDE FORMATION OPERATING RIGHTS

Well Name:	Federal "J" Nos. 1-A and 1-R
Lease No.:	SF 078476
Land:	Township 27 North, Range 8 West NMPM
Section 11: E/2
Containing 320 acres, more or less, in San Juan County, New Mexico

Well Name:	Federal "E" Nos. 3 and 3-A
Lease No.	SF 078476
Land:	Township 27 North, Range 8 West NMPM
Section 13: W/2
Containing 320 acres, more or less, in San Juan County, New Mexico

Well Name:	Federal "E" No. 2A
Lease No.:	SF 078478
Land:	Township 27 North, Range 8 West NMPM
Section 23: E/2
Containing 320 acres, more or less, in San Juan County, New Mexico

Well Name:	Federal "E" Nos. 1 and 4
Lease No.:	SF 078480
Land:	Township 27 North, Range 8 West NMPM
Section 25: W/2
Containing 320 acres, more or less, in San Juan County, New Mexico

B. CHACRA FORMATION OPERATING RIGHTS

Well Name:	Federal "J" Nos. 1-A and 1-R
Lease No.:	SF 078476
Land:	Township 27 North, Range 8 West
Section 11: E/2
Containing 320 acres, more or less, in San Juan County, New Mexico

Well Name:	Federal "E" Nos. 3 and 3A
Lease No.:	SF 078476
Land:	Township 27 North, Range 8 West NMPM
Section 13: W/2
Containing 320 acres, more or less in San Juan County, New Mexico

Well Name:	Federal "E" No. 2-A
Lease No.:	SF 078478
Land:	Township 27 North, Range 8 West NMPM
Section 23: E/2
Containing 320 acres, more or less, in San Juan County, New Mexico

Well Name:	Federal "E" Nos. 1 and 4
Lease No.:	SF 0768480
Land:	Township 27 North, Range 8 West NMPM
Section 25: W/2
Containing 320 acres, more or less, in San Juan County, New Mexico

C. RELATED PROPERTIES, RIGHTS AND INTERESTS
(1)

All wells (whether producing, non-producing, shut-in, abandoned or temporarily abandoned and whether oil wells, gas wells, saltwater disposal wells, injection wells or water wells) located on the leases and lands described in A and B above, together with all of the personal property and equipment used or obtained in connection with such wells, including, but not limited to, all casing, pipe, tubing, rods, separators, well-head and in-hole equipment, tanks, motors, fixtures and other such personal property and equipment;

(2)

All permits, licenses, orders, pooling or unitization orders and agreements, communitization agreements, operating agreements, exploration agreements, farmin or farmout agreements, letter agreements, processing, transportation or lease agreements, and other contracts and agreements which, and only insofar as the same cover, relate or pertain to the leases, lands, and wells described in A, B and C. (1) above; and

(3)

All rights-of-way, easements, servitudes, surface leases, treating facilities, pipelines and gathering systems which cover, relate or pertain to the leases and the wells described in A, B and C. (1) above, or which may be necessary or convenient to be used in connection therewith;

all of the foregoing, together with all appurtenances and additions thereto, and reversionary and carried interests therein, being herein collectively called the "Subject Properties".

TO HAVE AND TO HOLD the Subject Properties to Assignee, its successors and assigns, subject, however, to the following:

This Assignment of Operating Rights shall cover and relate to said leases and any modifications or extensions thereof insofar as said extensions or modifications pertain to the formations and lands specifically described above.

The interests herein assigned and conveyed are subject to their proportionate 37.5% share of the royalties provided for in the leases described above and the outstanding overriding royalties under said leases which, when taken together, equal 25% of 8/8 of the oil and gas produced, saved and marketed from the operating rights described above.

Assignor and Assignee agree to comply with all the provisions of Section 202 (1) to (7), inclusive, of Executive Order 11246 (30 F.R. 12319) which are hereby incorporated by reference.

The interests herein assigned are subject to all the terms and covenants, conditions and provisions of: (i) the Assignment of Operating Rights and Working Interest dated June 16, 1972, from Atlantic Richfield Company to R. C. Wynn covering the operating rights in the leases and lands described above; and (ii) that certain Operating Agreement dated August 12, 1980, executed by and among AAA Operating Company, Inc., as Operator, and Gladstone Resources, Inc., et al, as Non-Operator, covering the above described leases, lands and operating rights.

The interests herein assigned are subject to all the terms and covenants, conditions and provisions of that certain Purchase and Sale Agreement dated effective August 1, 2000 by and between Gladstone Energy, Inc., as Seller, and EXCO Resources, Inc., as Buyer, hereinafter called the "PSA".

NOTWITHSTANDING any provision in this instrument or the PSA to the contrary, any warranties of title of Assignor made herein shall be only as against persons claiming by, through or under Assignor, and not otherwise.

IN WITNESS WHEREOF, this Assignment of Operating Rights is executed on the dates of the acknowledgements hereto, effective however, on the 1st day of August, 2000 at 7:00 a.m. San Juan County, New Mexico time.

ASSIGNOR

ATTEST:                                                        GLADSTONE ENERGY, INC.

    /s/ Sheila Irons                                             By: /s/ Johnathan M. Hill
Secretary                                                                 Johnathan M. Hill, President

ASSIGNEE

ATTEST:                                                         EXCO RESOURCES, INC.

     /s/ Richard E. Miller                                   By:           /s/ Ted W. Eubank
Richard E. Miller, Secretary                                  Ted W. Eubank, President

ACKNOWLEDGEMENTS

STATE OF TEXAS

COUNTY OF DALLAS

The foregoing instrument was acknowledged before me this    10th    day of October, 2000, by Johnathan M. Hill, as President of Gladstone Energy, Inc. on behalf of said corporation.

(SEAL)                                                  /s/ Notary
                                                                     Notary Public

STATE OF TEXAS

COUNTY OF DALLAS

The foregoing instrument was acknowledged before me this    10th     day of October, 2000, by Ted W. Eubank, as President of EXCO Energy, Inc. on behalf of said corporation.

(SEAL)                                                  /s/ Notary
                                                                     Notary Public